UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

M.T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant's telephone number, including area code: (303) 737-3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1.      REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim T. Rowe Price Equity/Income Portfolio

Annual Report

December 31, 2008

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus of Maxim Series Fund, Inc. (“Maxim Series Fund” or the “Fund”), which include details as to offering price and other information.

Maxim T. Rowe Price Equity/Income Portfolio

Performance

The Portfolio had a negative absolute return in 2008, but held up better than the S&P 500 Stock Index. Stock selection drove outperformance of the benchmark for the year, while sector allocation decisions detracted from relative results. The largest positive contribution to performance relative to the benchmark came from holdings in the energy sector. At the other end of the spectrum, consumer discretionary shares were the leading detractors from relative results.

Market Environment

U.S. stocks had sharply negative returns for the year as the subprime credit crisis took a remarkable toll on the economy, markets, and U.S. financial institutions. As measured by various S&P indexes, large-cap stocks performed worst, while value held up better than growth stocks for the year. No sector in the market provided positive returns.

Portfolio Review

Looking at positive contributors to performance relative to the benchmark, stock picks among energy shares helped most. The key contributor for the year was refiner Sunoco, which benefited from declining oil prices and strength in a number of its business units. The Portfolio’s stake in big, integrated oil company Chevron also helped. These shares held up better than those of smaller energy firms more highly levered to changes in energy prices. In addition, Chevron is well capitalized and should benefit in coming years from production growth in the Gulf of Mexico.

Utilities were contributors to relative performance thanks to stock picks and an overweight position in this defensive-oriented sector. In particular, highly regulated utilities with more predictable business models and revenues—such as Progress Energy and Pacific Gas & Electric—held up better than power generation firms.

Among health care shares, stock selection drove relative outperformance. Biopharmaceutical giant Amgen was a key contributor, aided by better margins, profits, and growth outlook. Health insurer WellPoint held up better than the index thanks to its relatively cheap valuation, limited downside risk, and demonstrated pricing power.

At the other end of the spectrum, stock selection made consumer discretionary shares the leading detractors from relative performance. Some of the key detractors were in the media space, as the economic slowdown meant declining profits, write-downs, and layoffs at newspaper and broadcasting company Gannett. In addition, casino operator MGM Mirage saw fewer patrons and poorer revenues in tough economic times, while tight credit markets meant increased borrowing costs, limiting its ability to fund planned capital expenditures. Similarly, Newell Rubbermaid suffered from weak consumer spending and rising input costs.

Finally, an overweight position in financials—the poorest-performing segment in the index—detracted from performance relative to the benchmark. Some of the leading detractors were shares of Merrill Lynch and Fannie Mae, which were sold off and taken over by the government, respectively. Allied Irish Banks also underperformed in the face of liquidity, credit, and capital issues.

Outlook

As we emerge from one of the most challenging market environments in history, we expect some improvement in economic fundamentals in 2009 and an eventual easing of the crisis of confidence and liquidity in the system. While it is not clear when markets will recover, we are reasonably optimistic about the prospects for equity returns as we look out over the next couple of years. In the meantime, we will continue to pursue companies that have good business models and strong balance sheets trading at what we believe are depressed levels. It is our belief that this approach remains valid and that the market will ultimately reward those willing to make investments in fundamentally sound companies during times of uncertainty and stress.

	MAXIM T. ROWE PRICE	S & P
	EQUITY/INCOME	500
	BALANCE	BALANCE

	10,000.00	10,000.00
1999	10,339.00	12,104.20
2000	11,672.73	11,002.23
2001	11,866.50	9,695.17
2002	10,316.73	7,552.54
2003	12,961.94	9,718.97
2004	14,910.12	10,773.03
2005	15,525.91	11,303.45
2006	18,492.91	13,088.71
2007	19,092.08	13,807.81
2008	12,184.57	8,698.92

Maxim T. Rowe Price Equity/Income Portfolio

Total Return –

One Year:	-36.18%
Five Year:	-1.23%
Ten Year:	1.99%

Portfolio Inception:	11/1/1994

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim T. Rowe Price Equity/Income Portfolio, made at its inception,

with the performance of the S&P 500® Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance does not include any fees or expenses of variable insurance products, if applicable. If such fees or expenses were included, returns would be lower.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim T.Rowe Price Equity/Income Growth Portfolio, one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2008, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim T.Rowe Price Equity/Income Portfolio of the Maxim Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 26, 2009

MAXIM SERIES FUND, INC.

Maxim T. Rowe Price Equity/Income Portfolio

MAXIM SERIES FUND, INC.

MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

ASSETS:
Investments in securities, market value (including $13,121,516 of securities on loan) (1)	$464,095,493
Cash	17,434,021
Dividends and interest receivable	1,245,141
Subscriptions receivable	738,116

Total assets	483,512,771

LIABILITIES:
Due to investment adviser	354,727
Payable upon return of securities loaned	13,282,259
Redemptions payable	2,123,309

Total liabilities	15,760,295

NET ASSETS	$467,752,476

NET ASSETS REPRESENTED BY:
Capital stock, $.10 par value	$4,438,535
Additional paid-in capital	646,877,724
Net unrealized depreciation on investments	(166,919,523)
Undistributed net investment income	1,977
Accumulated net realized loss on investments	(16,646,237)

NET ASSETS	$467,752,476

NET ASSET VALUE PER OUTSTANDING SHARE (Offering and Redemption Price)	$10.54

SHARES OF CAPITAL STOCK:
Authorized	250,000,000
Outstanding	44,385,351

(1) Cost of investments in securities:	$631,015,016

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
Interest	$570,963
Income from securities lending	283,387
Dividends	22,482,931
Foreign withholding tax	(41,387)

Total income	23,295,894

EXPENSES:
Audit fees	16,209
Bank and custodial fees	31,470
Investment administration	117,257
Management fees	5,788,531
Other expenses	55,064

Total expenses	6,008,531

Less amount reimbursed by investment adviser	9,247

Net expenses	5,999,284

NET INVESTMENT INCOME	17,296,610

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	15,803,718
Change in net unrealized depreciation on investments	(307,928,266)

Net realized and unrealized loss on investments	(292,124,548)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(274,827,938)

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	2008	2007

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$17,296,610	$19,291,054
Net realized gain on investments	15,803,718	84,312,064
Change in net unrealized appreciation (depreciation) on investments	(307,928,266)	(68,892,715)

Net increase (decrease) in net assets resulting from operations	(274,827,938)	34,710,403

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(17,372,243)	(19,226,005)
From net realized gains	(50,660,093)	(75,644,833)

Total distributions	(68,032,336)	(94,870,838)

SHARE TRANSACTIONS:
Net proceeds from sales of shares	263,579,601	436,885,823
Reinvestment of distributions	68,032,336	94,870,838
Redemptions of shares	(559,453,578)	(470,684,717)

Net increase (decrease) in net assets resulting from share transactions	(227,841,641)	61,071,944

Total increase (decrease) in net assets	(570,701,915)	911,509

NET ASSETS:
Beginning of period	1,038,454,391	1,037,542,882

End of period (1)	$467,752,476	$1,038,454,391

OTHER INFORMATION:

SHARES:
Sold	17,354,784	21,122,014
Issued in reinvestment of distributions	5,585,274	4,941,984
Redeemed	(33,622,718)	(22,768,178)

Net increase (decrease)	(10,682,660)	3,295,820

(1) Including undistributed net investment income	$1,977	$77,610

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$18.86	$20.04	$17.85	$18.58	$16.90

Income from Investment Operations

Net investment income	0.43	0.37	0.31	0.29	0.28
Net realized and unrealized gain (loss)	(7.07)	0.28	3.06	0.47	2.23

Total Income (Loss) From Investment Operations	(6.64)	0.65	3.37	0.76	2.51

Less Distributions

From net investment income	(0.43)	(0.37)	(0.31)	(0.29)	(0.28)
From net realized gains	(1.25)	(1.46)	(0.87)	(1.20)	(0.55)

Total Distributions	(1.68)	(1.83)	(1.18)	(1.49)	(0.83)

Net Asset Value, End of Period	$10.54	$18.86	$20.04	$17.85	$18.58

Total Return ±	(36.18%)	3.24%	19.11%	4.13%	15.03%

Net Assets, End of Period ($000)	$467,752	$1,038,454	$1,037,543	$825,385	$760,516

Ratio of Expenses to Average Net Assets:
- Before Reimbursement	0.83%	0.82%	0.82%	0.82%	0.82%
- After Reimbursement #	0.83%	0.82%	0.82%	0.82%	0.82%

Ratio of Net Investment Income to Average Net Assets:
- Before Reimbursement	2.39%	1.79%	1.65%	1.60%	1.58%
- After Reimbursement #	2.40%	1.79%	1.65%	1.60%	1.58%

Portfolio Turnover Rate	31.39%	27.61%	23.38%	26.68%	27.94%

#	Percentages are shown net of expenses reimbursed by Maxim Capital Management, LLC.

±	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2008

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of thirty-three portfolios. Interests in the Maxim T. Rowe Price Equity/Income Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek substantial dividend income and also long-term capital appreciation. The Portfolio is diversified as defined in the 1940 Act. The Portfolio is available as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial, and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services and for the Maxim Profile Portfolios.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates fair value.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign securities are valued at the closing price on the security’s primary exchange. If the closing price is not available, the current bid will be used. Foreign exchange rates are determined by utilizing the New York closing rates.

Independent pricing services are utilized when possible and approved by the Board of Directors. In some instances valuations from independent pricing services are not available or do not reflect significant events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. Developments that might be considered significant events to trigger fair value pricing could be natural disasters, government actions or significant fluctuations in domestic or foreign markets.

For foreign equity securities, factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of the U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

On January 1, 2008, the Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements.

The valuation hierarchy is based upon the transparency of inputs to the valuation of the Portfolio’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

As of December 31, 2008, the inputs used to value the Portfolio’s investments were as follows:

Description	Level 1		Level 2	Level 3		Total

Assets
Bonds	$		$950,948	$		$950,948
Common stock		448,225,436	1,625,692			449,851,128
Preferred stock		100,380				100,380
Short-term investments		13,193,037				13,193,037

Total		$461,518,853	$2,576,640		$—	$464,095,493

Illiquid Securities

The Portfolio may own certain investment securities that have been deemed “illiquid” because no quoted market exists. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term and the difference could be material. Aggregate cost, fair value and percent of net assets of these illiquid securities held at December 31, 2008 were $4,070,003, $1,625,603 and 0.35%, respectively.

Foreign Currency Translations

The accounting records of the Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Dividends

Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income, including realized gain not offset by capital loss carryforwards, if any, to its shareholders. Management has concluded that the Portfolio has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. Accordingly, no provision for federal income or excise taxes has been made. The Portfolio files income tax returns in the U.S. federal jurisdiction and Colorado jurisdictions. No federal income tax returns are currently under examination. The statute of limitations on the Portfolio’s federal tax return filings remains open for the years ended December 31, 2005 through December 31, 2008.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“FAS 161”) FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Furthermore, in September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “FSP”) was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, the Portfolio is evaluating the impact, if any, of FAS 161 on financial statements and related disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.80% of the average daily net assets of the Portfolio. However, the investment adviser is required by contract to pay any expenses which exceed an annual rate, including management fees, of 0.95% of the average daily net assets of the Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods.

GWFS Equities, Inc., a wholly-owned subsidiary of GWL&A, is the principal underwriter to distribute and market the Portfolio. FASCore, LLC, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

As of December 31, 2008, there were thirty-three Portfolios of the Fund for which the Directors served as Directors. The total compensation paid to the independent directors with respect to all portfolios for which they serve as Directors was $180,900 for the year ended December 31, 2008. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $222,042,227 and $472,418,016, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2008, the U.S. Federal income tax cost basis was $639,556,526. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $27,128,827 and gross depreciation of securities in which there was an excess of tax cost over value of $202,589,860 resulting in net depreciation of $175,461,033.

5.	SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Portfolio receives annual income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is used primarily to invest in securities approved by the Board of Directors. On the Statement of Assets and Liabilities the security purchased with cash collateral is included in “Investments in securities”, and remaining collateral is included in “Cash”, while the corresponding liability appears as “Payable upon return of securities loaned.” As of December 31, 2008 the Portfolio had securities on loan valued at $13,121,516 and received collateral of $13,282,259 for such loan of which $13,193,037 was invested in a money market instrument. The Portfolio also continues to receive interest or dividends on the securities loaned. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2008 and 2007 were as follows:

	2008	2007

Distributions paid from:
Ordinary income	$19,052,013	$22,328,213
Long-term capital gain	48,980,323	72,542,625

	$68,032,336	$94,870,838

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,977
Undistributed capital gains	0

Net accumulated earnings	1,977

Net unrealized depreciation on investments	(175,461,033)
Capital loss carryforwards	0
Post-October losses	(8,104,727)

Tax composition of capital	$(183,563,783)

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

The Portfolio had current year post-October losses of $8,104,727.

7.	TAX INFORMATION (unaudited)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2008, 100% qualifies for the dividend received deduction available to the Portfolio’s corporate shareholders.

MAXIM SERIES FUND, INC.

MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

BONDS

Par Value ($)		Value ($)

AUTOMOBILES — 0.20%
3,693,000	Ford Motor Co	950,948
	Convertible
	4.250% December 15, 2036
		$950,948

TOTAL BONDS — 0.21% (Cost $2,082,423)		$950,948

COMMON STOCK

Shares		Value ($)

AEROSPACE & DEFENSE — 1.69%
100,000	Boeing Co	4,267,000
108,500	Honeywell International Inc	3,562,055
		$7,829,055

AIR FREIGHT — 0.99%
83,500	United Parcel Service Inc Class B	4,605,860
		$4,605,860

BANKS — 5.74%
233,700	Fifth Third Bancorp	1,930,362
228,000	KeyCorp	1,942,560
100,100	Marshall & Ilsley Corp	1,365,364
168,100	SunTrust Banks Inc	4,965,674
283,800	US Bancorp	7,097,838
317,200	Wells Fargo & Co	9,351,056
		$26,652,854

BIOTECHNOLOGY — 1.04%
83,600	Amgen Inc *	4,827,900
		$4,827,900

BROADCAST/MEDIA — 3.01%
150,300	Cablevision Systems Corp	2,531,052
97,900	CBS Corp	801,801
509,200	Time Warner Inc	5,122,552
208,700	Walt Disney Co	4,735,403
133,400	WPP PLC	774,705
		$13,965,513

BUILDING MATERIALS — 1.96%
274,300	Masco Corp	3,052,959
100,200	USG Corp *	805,608
75,100	Vulcan Materials Co †	5,225,458
		$9,084,025

CHEMICALS — 1.51%
149,500	EI du Pont de Nemours & Co	3,782,350
108,500	International Flavors & Fragrances Inc	3,224,620
		$7,006,970

COMMUNICATIONS - EQUIPMENT — 0.32%
89,700	Cisco Systems Inc *	1,462,110
		$1,462,110

COMPUTER HARDWARE & SYSTEMS — 0.55%
249,000	Dell Inc *	2,549,760
		$2,549,760

COMPUTER SOFTWARE & SERVICES — 2.30%
141,100	eBay Inc *	1,969,756
300,500	Microsoft Corp	5,841,720
233,800	Yahoo! Inc *	2,852,360
		$10,663,836

CONGLOMERATES — 4.52%
125,200	3M Co	7,204,008
851,500	General Electric Co	13,794,300
		$20,998,308

COSMETICS & PERSONAL CARE — 0.06%
8,300	Estee Lauder Cos	256,968
		$256,968

DISTRIBUTORS — 0.61%
75,250	Genuine Parts Co	2,848,965
		$2,848,965

ELECTRIC COMPANIES — 4.30%
40,400	Entergy Corp	3,358,452
41,710	FirstEnergy Corp	2,026,272
84,100	PG&E Corp	3,255,511
84,600	Pinnacle West Capital Corp	2,718,198
99,400	Progress Energy Inc	3,961,090
77,300	TECO Energy Inc	954,655
198,800	Xcel Energy Inc	3,687,740
		$19,961,918

ELECTRONIC INSTRUMENTS & EQUIPMENT — 1.02%
74,722	Cooper Industries Inc	2,184,124
62,100	Harman International Industries Inc	1,038,933
91,800	Tyco Electronics Ltd	1,488,078
		$4,711,135

ELECTRONICS - SEMICONDUCTOR — 1.52%
167,000	Analog Devices Inc	3,176,340
141,900	Applied Materials Inc	1,437,447
166,200	Intel Corp	2,436,492
		$7,050,279

FINANCIAL SERVICES — 6.43%
233,969	Bank of America Corp	3,294,284
213,700	Bank of New York Mellon Corp	6,054,121
187,633	Citigroup Inc	1,259,017
87,600	Janus Capital Group Inc	703,428
484,205	JPMorgan Chase & Co	15,266,984
32,500	Legg Mason Inc	712,075
175,300	UBS AG *	2,550,502
		$29,840,411

FOOD & BEVERAGES — 3.62%
108,400	Anheuser-Busch InBev NV	2,517,394
233,700	Hershey Co	8,118,738
149,700	Kraft Foods Inc	4,019,445
67,600	McCormick & Co Inc	2,153,736
		$16,809,313

FOREIGN BANKS — 0.14%
273,900	Allied Irish Banks PLC	655,176
		$655,176

GOLD, METALS & MINING — 1.89%
163,100	Alcoa Inc	1,836,506
49,100	CONSOL Energy Inc	1,403,278
120,200	Nucor Corp	5,553,240
		$8,793,024

HEALTH CARE RELATED — 0.53%
58,200	WellPoint Inc *	2,451,966
		$2,451,966

HOMEBUILDING — 0.15%
98,100	DR Horton Inc	693,567
		$693,567

HOTELS/MOTELS — 0.84%
108,300	Marriott International Inc Class A	2,106,435
130,500	MGM MIRAGE * †	1,795,680
		$3,902,115

HOUSEHOLD GOODS — 3.86%
40,800	Black & Decker Corp	1,705,848
10,800	Colgate-Palmolive Co	740,232
150,300	Fortune Brands Inc	6,204,384
66,600	Kimberly-Clark Corp	3,512,484
233,800	Newell Rubbermaid Inc	2,286,564
83,500	Whirlpool Corp	3,452,725
		$17,902,237

INDEPENDENT POWER PRODUCER — 0.16%
32,700	NRG Energy Inc * †	762,891
		$762,891

INSURANCE RELATED — 3.87%
50,500	Chubb Corp	2,575,500
14,000	Hartford Financial Services Group Inc	229,880
153,227	Lincoln National Corp	2,886,797
283,800	Marsh & McLennan Cos Inc	6,887,826
150,200	Progressive Corp	2,224,462
70,095	Travelers Cos Inc	3,168,294
		$17,972,759

INVESTMENT BANK/BROKERAGE FIRM — 1.69%
44,200	Goldman Sachs Group Inc	3,730,038
147,015	Merrill Lynch & Co Inc ~	1,625,692
215,020	Merrill Lynch & Co Inc	2,502,833
		$7,858,563

LEISURE & ENTERTAINMENT — 1.12%
108,500	Harley-Davidson Inc	1,841,245
208,800	Mattel Inc	3,340,800
		$5,182,045

MACHINERY — 2.35%
94,800	Deere & Co	3,632,736
33,400	Eaton Corp	1,660,314
160,300	Illinois Tool Works Inc	5,618,515
		$10,911,565

OFFICE EQUIPMENT & SUPPLIES — 0.82%
116,200	Avery Dennison Corp	3,803,226
		$3,803,226

OIL & GAS — 14.34%
100,200	Anadarko Petroleum Corp	3,862,710
81,500	BJ Services Co	951,105
125,222	BP PLC sponsored ADR	5,852,876
200,344	Chevron Corp	14,819,446
200,396	Exxon Mobil Corp	15,997,612
120,200	Murphy Oil Corp	5,330,870
192,000	Royal Dutch Shell PLC ADR	10,164,480
63,300	Schlumberger Ltd	2,679,489
122,300	Spectra Energy Corp	1,925,002
113,900	Sunoco Inc	4,950,094
		$66,533,684

PAPER & FOREST PRODUCTS — 1.45%
321,983	International Paper Co	3,799,399
149,500	MeadWestvaco Corp	1,672,905
41,700	Weyerhaeuser Co	1,276,437
		$6,748,741

PERSONAL LOANS — 2.27%
208,700	American Express Co	3,871,385
120,200	Capital One Financial Corp	3,833,178
317,200	SLM Corp *	2,823,080
		$10,527,643

PHARMACEUTICALS — 7.26%
206,600	Bristol-Myers Squibb Co	4,803,450
133,600	Eli Lilly & Co	5,380,072
83,500	Johnson & Johnson	4,995,805
200,300	Merck & Co Inc	6,089,120
364,500	Pfizer Inc	6,455,295
158,600	Wyeth	5,949,086
		$33,672,828

PRINTING & PUBLISHING — 1.43%
65,400	Gannett Co Inc †	523,200
192,000	McGraw-Hill Cos Inc	4,452,480
228,300	New York Times Co †	1,673,439
		$6,649,119

RETAIL — 3.53%
198,200	Bed Bath & Beyond Inc *	5,038,244
325,600	Home Depot Inc	7,495,312
120,900	Macy’s Inc	1,251,315
90,000	Tiffany & Co	2,126,700
48,900	Whole Foods Market Inc †	461,616
		$16,373,187

SPECIALIZED SERVICES — 1.41%
100,200	Computer Sciences Corp *	3,521,028
133,500	H&R Block Inc	3,033,120
		$6,554,148

TELEPHONE & TELECOMMUNICATIONS — 5.05%
267,100	Alcatel-Lucent sponsored ADR	574,265
400,670	AT&T Inc	11,419,095
815,600	Qwest Communications International Inc †	2,968,784
396,100	Sprint Nextel Corp	724,863
174,386	Verizon Communications	5,911,685
900,300	Vodafone Group PLC	1,843,502
		$23,442,194

UTILITIES — 1.58%
233,700	Duke Energy Corp	3,507,837
348,900	NiSource Inc	3,827,433
		$7,335,270

TOTAL COMMON STOCK — 96.93% (Cost $611,559,970)		$449,851,128

PREFERRED STOCK

Par Value ($)		Value ($)

AGENCY — 0.02%
95,600	Fannie Mae	100,380

TOTAL PREFERRED STOCK — 0.02% (Cost $4,179,586)		$100,380

SECURITIES LENDING COLLATERAL

Par Value ($)		Value ($)

13,193,037	Bank of America	13,193,037
	Repurchase Agreement
	0.100%, January 2, 2009

TOTAL SECURITIES LENDING COLLATERAL — 2.84% (Cost $13,193,037)		$13,193,037

TOTAL MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO — 100% (Cost $631,015,016)		$464,095,493

Legend

*	Non-income Producing Security

†	A portion or all of the security is on loan at December 31, 2008.

~	Illiquid Security

ADR American Depository Receipt

For Fund compliance purposes, management determines the Fund’s industry classifications using one or more widely recognized market indexes or ratings group indexes. Industries are shown as a percent of total investments. These industry classifications are unaudited.

See Notes to Financial Statements.

Summary of Investments by Sector

Maxim T. Rowe Price Equity/Income Portfolio
December 31, 2008
Unaudited

		% of Portfolio
Sector	Value ($)	Investments
Communications	38,869,817	8.38%
Consumer Products & Services	91,520,853	19.72%
Financial Services	93,607,786	20.16%
Health Care Related	40,952,694	8.83%
Industrial Products & Services	37,454,905	8.07%
Natural Resources	82,838,340	17.84%
Short Term Investments	13,193,037	2.84%
Technology	32,804,065	7.08%
Transportation	5,556,808	1.20%
Utilities	27,297,188	5.88%
	$464,095,493	100.00%

SHAREHOLDER EXPENSE EXAMPLE
Maxim T. Rowe Price Equity/Income Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(6/30/2008)	(12/31/2008)	(6/30/08-12/31/08)

Actual	$ 1,000.00	$ 740.27	$ 3.63

Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,020.96	$ 4.22

*Expenses are equal to the Portfolio's annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance products, if applicable. If such fees or expenses were included, returns would be lower.

Fund Directors and Officers

(Unaudited)

Maxim Series Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund’s business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

INDEPENDENT DIRECTORS*

Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail Klapper (65)	Director	December 14, 2007 to present	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum	33	Director, Centennial Bank Holdings, LLC
Richard P. Koeppe (77)	Director	April 30, 1987 to present	Retired Educator	33
Sanford Zisman (69)	Director	March 19, 1982 to present	Attorney, Firm of Zisman,& Ingraham, P.C.	33
INTERESTED DIRECTORS AND OFFICERS*
Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Mitchell T.G. Graye (53)	Director, Chairman and President	June 1, 2000 to present (as Director) and June 19, 2008 to present (as Chairman and President)	President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, and The Crown Life Insurance Company; Executive Vice President and Chief Financial Officer, GWL&A Financial Inc.; President, Great-West Life & Annuity Insurance Capital (Nova Scotia) Co., Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II, and GWL Properties, Inc.	33	Director, Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

Charles P. Nelson (48)	Director	September 22, 2008 to present	President, Great-West Retirement Services, a unit of Great-West Life & Annuity Insurance Company; Senior Vice President, Retirement Services, First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., FASCore, LLC, National Plan Coordinators of Delaware, Inc., and GW Investor Services, LLC; Chairman, President and Chief Executive Officer, BenefitsCorp, Inc., and GWFS Equities, Inc.; Director, GW Capital Management, LLC.	33
Mary C. Maiers (41)	Treasurer	December 4, 2008 to present

Vice President, Investment Operations, Great-West Life & Annuity Insurance Company; Assistant Vice President, Investment Operations, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; Treasurer, GW Capital Management, LLC.

Beverly A. Byrne (53)	Secretary	April 10, 1997 to present

Chief Legal Officer, Financial Services and Securities Compliance, GWL&A Financial Inc., Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; Chief Legal Officer, Financial Services and Securities Compliance, U.S. Operations, The Great-West Life Assurance Company, and The Canada Life Assurance Company; Vice President, Counsel and Associate Secretary, U.S. Operations, Crown Life Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC, and GWFS Equities, Inc.; Secretary and Compliance Officer, BenefitsCorp, Inc., EMJAY Corporation, EMJAY Retirement Plan Services, Inc., and GW Investor Services, LLC; Chief Legal Officer and Secretary, FASCore, LLC; Secretary, GW Capital Management, LLC, and Orchard Capital Management, LLC; Vice President, Counsel and Secretary, National Plan Coordinators of Delaware, Inc.

* A Director who is not an “interested person” of the Fund (as defined in the 1940 Act) is referred to as an “Independent Director.” An “Interested Director” refers to a Director or officer who is an “interested person” of the Fund by virtue of their affiliation with either the Fund or MCM.

The Fund pays no salaries or compensation to any of its officers or Directors affiliated with the Fund or Maxim Capital Management, LLC. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
R.P. Koeppe	$60,300	0	0	$60,300
S. Zisman	$64,000	0	0	$64,000
G. Klapper	$56,600	0	0	$56,600

** As of December 31, 2008, there were 33 funds for which the Directors serve as directors, all of which were Portfolios of Maxim Series Fund. The total compensation paid is comprised of the amount paid during the Fund’s most recently completed fiscal year by the Fund and its affiliated investment companies.

Additional information about Maxim Series Fund and its Directors is available in the Fund’s Statement of Additional Information, which can be obtained free of charge upon request to: Ms. Mary Maiers, 8515 East Orchard Road, Greenwood Village, Colorado 80111; (800) 537-2033, ext. 74743.

Availability of Quarterly Portfolio Schedule.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-537-2033, ext. 74743, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to Portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-800-537-2033, ext. 74743, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted an Amended and Restated Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $296,425 for fiscal year 2007 and $315,080 for fiscal year 2008.

(b)

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $37,500 for fiscal year 2007 and $37,500 for fiscal year 2008. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $128,905 for fiscal year 2007 and $138,345 for fiscal year 2008. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund's auditors will not provide the

_________________________

1  No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund's auditors to (a) the Fund's investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation.The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)	(2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such

_________________________

2  With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3  For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4  No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser.

services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2007 equaled $640,700, and for fiscal year 2008 equaled $3,004,438.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Mr. Sanford Zisman, Chairman; Mr. Richard P. Koeppe; and Ms. Gail Klapper comprise the separately designated standing audit committee pursuant to general instructions on Form N-CSR, Item 5.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.           DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.           PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.           PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	(1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

(3) Certification as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 26, 2009

By:	/s/ M.C. Maiers
M.C. Maiers
Treasurer

Date:	February 26, 2009